SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2007

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32588	77-0461529

(Commission File Number)	(IRS Employer Identification No.)

110 Rio Robles San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)
(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 8.01: Other Events
ITEM 9.01: Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

ITEM 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of James Kirkland
     On September 6, 2007, Covad Communications Group, Inc. (the “Company”) and James Kirkland, the Company’s Executive Vice President, Strategic Development, General Counsel and Secretary, agreed that as a part of the Company’s ongoing cost-reduction efforts Mr. Kirkland would terminate his employment with the Company and receive the severance benefits described below. Following Mr. Kirkland’s employment termination, which is expected to be September 12, 2007, and subject to Mr. Kirkland’s compliance with the terms of Covad’s Executive Severance Plan (the “Plan”), Mr. Kirkland will be entitled to a payment of $135,630 under the Plan. Mr. Kirkland will also receive six (6) months of COBRA payments. In connection with Mr. Kirkland’s departure, the Company and Mr. Kirkland also entered into a transition agreement dated September 7, 2007 (the “Kirkland Agreement”). Pursuant to the Kirkland Agreement, Mr. Kirkland has agreed to serve as a member of Covad’s Advisory Board from September 12, 2007 to September 12, 2008.
     The Kirkland Agreement supersedes the Change of Control Agreement between Mr. Kirkland and Covad dated October 4, 2004 and any other agreements between Covad and Mr. Kirkland related to the terms of Mr. Kirkland’s employment, other than the confidentiality agreement between the parties, the Plan and any existing stock option agreements between the parties.
Amended 2007 Equity Incentive Plan
     On September 7, 2007, the Board of Directors approved the following amendments to the Company’s 2007 Equity Incentive Plan (as amended, the “2007 Plan”):
1.	The following sentence was added to Section 2.1 of the Plan:

At no time may the number of Shares issued from the Plan and then outstanding without any vesting requirement having been imposed on their issuance, exceed five percent (5%) of the aggregate number of Shares that have been reserved under the Plan to that date.

2.	The following sentence was added to Section 4.2 of the Plan:

The Committee shall not exercise its discretion to waive any condition which must be satisfied before Shares subject to an Award are “Vested” (as defined in the applicable Award documentation at the time of grant of such Award) except in connection with: (i) death, (ii) Disability, (iii) any Termination occurring at or after attaining normal retirement age, (iv) a Corporate Transaction (including any Termination occurring after a Corporate Transaction), or (v) any Termination without cause that is classifiable as an “involuntary separation from service” under Treas. Reg. Sec. 1.409A-1(n).

3.	The following sentence was added to Section 4.4 of the Plan:

Administration with respect to Certain Awards. At any time that the Company has any form of security that is publicly-traded on a national securities exchange, then with respect to the grant and administration of any Award granted to a non-employee member of the Board, such grant and administration shall only be by a committee appointed by the Board that is comprised solely of independent directors as determined under the applicable rules of such national securities exchange (for example, the rules of the American Stock Exchange).
Executive Officer Arrangements
     On September 6, 2007, the Compensation Committee approved the Covad Communications Group, Inc. Executive Severance Plan (the “Severance Plan”), which will be effective on January 1, 2008. The Severance Plan will replace the current Executive Severance Plan, which expires on December 31, 2007. The Severance Plan provides that upon involuntary termination of service, a covered executive will generally receive a lump sum amount equal to one year of his or her salary for the Company’s Chief Executive Officer or six months of his or her salary for executive officers other than the Chief Executive Officer, in addition to a corresponding amount of COBRA payments, unless he or she is terminated for Cause (as defined in the Plan) or Uncorrected Performance Deficiencies (as defined in the Plan). A copy of the Severance Plan is attached as an exhibit to this report.
     The Compensation Committee also approved, and on September 7, 2007, the Company entered into, Change in Control Agreements (“Change in Control Agreements”) with its executive officers that provide each covered executive with specific additional rights and additional benefits. These Change in Control Agreements replace existing Change in Control Agreements which were scheduled to expire on October 4, 2007. Upon the termination of a covered executive’s employment under certain circumstances following a change in control, the executive will be entitled to receive special termination benefits, including a lump sum payment of three years base salary and bonus for the Company’s Chief Executive Officer and two years base salary and bonus for the other covered executives, in addition to a corresponding amount of COBRA payments. The special termination benefits are generally payable if the Company terminates the executive without cause within two years following a change in control. The special benefits are also payable if the executive resigns as a result of certain actions taken by the Company (including a reduction in the executive’s compensation or responsibilities or a change in the executive’s job location) within two years following a change in control.
     In addition, in certain circumstances where a payment or distribution by the Company to the executive is determined to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the executive will be entitled to receive a payment on an after-tax basis equal to the excise tax imposed.
     Copies of the Change in Control Agreement for Charles Hoffman, the Company’s President and Chief Executive Officer, and the form of Change in Control Agreement entered into with Eric Weiss, the Company’s Chief Marketing Officer, Justin Spencer, the Company’s Senior Vice President and Chief Financial Officer, David McMorrow, the Company’s Executive Vice President, Sales, Claude Tolbert, the Company’s Senior Vice President of Strategic Planning and Priorities, and Douglas Carlen, the Company’s Senior Vice President and General Counsel, are attached as exhibits to this report.
     The foregoing summaries of the Kirkland Agreement, the amended 2007 Plan, the Severance Plan and the Change in Control Agreements are not intended to be complete descriptions of all the terms thereof. For further information, please see the copies of the agreements that are included as exhibits to this report and incorporated herein by reference.
ITEM 8.01: Other Events
     On September 7, 2007, in connection with Mr. Kirkland’s termination of employment, the Company’s Board of Directors appointed Douglas Carlen as Senior Vice President, General Counsel and Secretary.
ITEM 9.01: Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description
10.1	Transition Agreement by and between Covad Communications Group, Inc. and James Kirkland
10.2	Covad Communications Group, Inc. 2007 Equity Incentive Plan, as amended
10.3	Covad Communications Group, Inc. Executive Severance Plan
10.4	Change in Control Agreement by and between Covad Communications Group, Inc. and Charles Hoffman
10.5	Form of Change in Control Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 11, 2007

By:	/s/ Douglas Carlen
Douglas Carlen
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Transition Agreement by and between Covad Communications Group, Inc. and James Kirkland
10.2	Covad Communications Group, Inc. 2007 Equity Incentive Plan, as amended
10.3	Covad Communications Group, Inc. Executive Severance Plan
10.4	Change in Control Agreement by and between Covad Communications Group, Inc. and Charles Hoffman
10.5	Form of Change in Control Agreement